FIRST AMENDMENT TO
AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 29, 2012, is entered into by and among PNC BANK, NATIONAL ASSOCIATION, as LC Bank (in such capacity, the “LC Bank”) and as Agent for the LC Bank and the Purchaser (in such capacity, the “Agent”), FERRO FINANCE CORPORATION (“Seller”), FERRO CORPORATION (“Ferro”) and MARKET STREET FUNDING LLC (the “Purchaser”).

RECITALS

1. The LC Bank, the Agent, the Purchaser, Seller and Ferro are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of May 31, 2011 (as amended, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).

2. Each of the parties hereto desires to amend the Receivables Purchase Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition shall have the meanings set forth in, or by reference in, the Receivables Purchase Agreement.

2. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows:

(a) The definition of “Facility Account” set forth in Exhibit I of the Receivables Purchase Agreement is hereby amended by replacing the number “657205449” where it appears therein with the number “1131240113”.

(b) Clause (i) of the definition of “Facility Termination Date” set forth in Exhibit I of the Receivables Purchase Agreement is hereby amended by replacing the date “May 29, 2012” where it appears therein with the date “May 28, 2013”.

(c) Clause (a) of the definition of “Required Reserve Factor Floor” set forth in Exhibit I of the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

(a) the Dynamic Concentration Reserve, plus

(d) Exhibit I of the Receivables Purchase Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Dynamic Concentration Reserve” means at any time, (a) the largest of the following: (i) the sum of the aggregate Outstanding Balance of all Eligible Receivables for the four (4) largest Group D Obligors (based on the Outstanding Balance of Eligible Receivables) (up to the Concentration Limit for each such Obligor), (ii) the sum of the aggregate Outstanding Balance of all Eligible Receivables for the two (2) largest Group C Obligors (based on the Outstanding Balance of Eligible Receivables) (up to the Concentration Limit for each such Obligor), (iii) the aggregate Outstanding Balance of all Eligible Receivables for the largest Group B Obligor (based on the Outstanding Balance of Eligible Receivables) (up to the Concentration Limit for such Obligor) and (iv) the aggregate Outstanding Balance of all Eligible Receivables for the largest Group A Obligor (based on the Outstanding Balance of Eligible Receivables) (up to the Concentration Limit for such Obligor), divided by (b) the aggregate Outstanding Balance of all Eligible Receivables.

“Group A Obligor”  means any Obligor with a short-term rating of at least: (a) “A-1” by S&P, or if such Obligor does not have a short-term rating from S&P, a rating of “A+” or better by S&P on its long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P-1” by Moody’s, or if such Obligor does not have a short-term rating from Moody’s, “A1” or better by Moody’s on its long-term senior unsecured and uncredit-enhanced debt securities.

“Group B Obligor” means an Obligor, not a Group A Obligor, with a short-term rating of at least: (a) “A-2” by S&P, or if such Obligor does not have a short-term rating from S&P, a rating of “BBB+” to “A” by S&P on its long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P-2” by Moody’s, or if such Obligor does not have a short-term rating from Moody’s, “Baa1” to “A2” by Moody’s on its long-term senior unsecured and uncredit-enhanced debt securities.

“Group C Obligor” means an Obligor, not a Group A Obligor or a Group B Obligor, with a short-term rating of at least: (a) “A-3” by S&P, or if such Obligor does not have a short-term rating from S&P, a rating of “BBB-” to “BBB” by S&P on its long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P-3” by Moody’s, or if such Obligor does not have a short-term rating from Moody’s, “Baa3” to “Baa2” by Moody’s on its long-term senior unsecured and uncredit-enhanced debt securities.

“Group D Obligor” means an Obligor which is not a Group A Obligor, Group B Obligor or Group C Obligor.

(e) Exhibit II of the Receivables Purchase Agreement is hereby amended by replacing the phrase “Account No. 657205449” where it appears therein with the phrase “Account No. 1131240113”.

3. Representations and Warranties. Each of Seller and Ferro represents and warrants to the LC Bank, the Agent and the Purchaser as follows:

(a) Representations and Warranties. Both before and immediately after giving effect to this Amendment, each representation and warranty made by it in the Receivables Purchase Agreement and in the other Transaction Documents is true and correct in all material respects as of the date hereof (unless stated to relate solely to an earlier date, in which case such representation or warranty was true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Receivables Purchase Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Receivables Purchase Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Amortization Event or Potential Amortization Event exists or shall exist.

4. Effect of Amendment. All provisions of the Receivables Purchase Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to the “Receivables Purchase Agreement”, or to “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.

5. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Agent of (a) counterparts of this Amendment duly executed by each of the parties hereto, each in form and substance satisfactory to the Agent and (b) such other agreements, documents and instruments reasonably requested by the Agent prior to the date hereof.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement, any other Transaction Document or any provision hereof or thereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

FERRO FINANCE CORPORATION,
as Seller

By: /s/ Robert A. Gage
Name: Robert A. Gage
Title: Assistant Treasurer

FERRO CORPORATION

By: /s/John T. Bingle
Name: John T. Bingle
Title: Treasurer

MARKET STREET FUNDING LLC,

as Purchaser

By: /s/Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,

as Agent

By: /s/William P Falcon

Name: William P. Falcon

Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,

as LC Bank

By: /s/William P Falcon

Name: William P. Falcon

Title: Vice President